ADDENDUM EXPANDING THE PURCHASE AND SALE PROMISE GRANTED BY THE SHAREHOLDERS OF THE COMPANIES MARINES C.A. AND RECORCHOLIS S.A. TO SPOUSES DOCTOR RECHER HERNAN VIVANCO CORDOVA AND LUZ AMINTA SIERRA SIERRA DE VIVANCO. AMOUNT: UNDETERMINED.

In the city of Guayaquil, Capital of the Province of Guayas, Republic of Ecuador, today, the thirty-first day of January two thousand three, before me DOCTOR PIERO GASTON AYCART VINCENZINI, Principal Notary number THIRTY of this canton, there appear the shareholders of the company Marines C.A., party of the first part: the company BALTEK CORPORATION, a U.S. company represented by Engineer Jose Alberto Sandoval Munoz, an Ecuadorian citizen, duly authorized by the Vice President of Operations for Latin America of said company, Mr. Antonio Luis Diaz, also a U.S. citizen; the company MADERAS SECAS S.A., MASECA, represented by its General Manager and Legal Representative, engineer Jose Alberto Sandoval Munoz, an Ecuadorian citizen; and the company BALMANTA S.A., represented by its Second Manager and Legal representative, engineer Carlos Augusto Naranjo Lindao, an Ecuadorian citizen; on the other hand, as sole shareholder of the company RECORCHOLIS S.A., there appears the company MARINES C.A., represented by Engineer Jose Alberto Sandoval Munoz; these parties will be hereinafter referred to as the COMMITTED SELLERS. As the party of the second part, there appear the spouses DOCTOR RECHER HERNAN VIVANCO CORDOVA, an Ecuadorian citizen, and LUZ AMINTA SIERRA SIERRA DE VIVANCO, a Colombian citizen, hereinafter the COMMITTED BUYERS. All the deponents are of legal age, executives, domiciled in the city of Guayaquil, competent to bind themselves and contract, whom know, I certify. Being well informed of the object and results of this instrument, which they execute as indicated, and with ample and full freedom for its execution, they presented the draft with the following content: MR. NOTARY: In the Register of Public Instruments in your charge, please include one containing an ADDENDUM EXPANDING AND AMENDING THE PURCHASE AND SALE PROMISE AGREEMENT concerning the shares of capital of the joint stock companies MARINES S.A. AND RECORCHOLIS S.A., pursuant to the clauses and representations indicated below: ONE: THE PARTIES.- The following persons participate in its execution: a) the party of the first part, as COMMITTED SELLERS: the shareholders of MARINES
C.A.: BALTEK CORPORATION, represented by Engineer Alberto Sandoval Munoz, an Ecuadorian citizen, duly authorized by the Vice President of Operations for Latin America of said company, Mr. Antonio Luis Diaz, also a U.S. citizen; MADERAS SECAS S.A., MASECA, represented by its General Manager Engineer Jose Alberto Sandoval Munoz, and BALMANTA S.A., represented by its SECOND MANAGER, Engineer CARLOS NARANJO LINDAO; and the shareholder of the company RECORCHOLIS
S.A.: MARINES C.A., represented by its General Manager, Engineer JOSE SANDOVAL MUNOZ; b) As the party of the second part, there intervene, as COMMITTED BUYERS:
Mr. Recher Vivanco Cordova and Ms. Luz Sierra Sierra de Vivanco, on their own personal behalf and on behalf of their community of assets. TWO: RECITALS: A) By Public Instrument executed before Notary Thirty of Guayaquil, Dr. Piero Aycart Vincenzini, on the eleventh day of December two thousand two, the parties executed an Agreement for Promise of Purchase and Sale of shares of the companies Marines C.A. and Recorcholis

S.A., with all their assets and liabilities, in which the term for the signing of the final purchase and sale instrument was established to be the thirty-first day of January two thousand three. B) Due to operational issues related to the course of business, the companies which appear as the COMMITTED SELLERS must transfer the shares under the aforementioned purchase and sale promise to a third-party foreign company, whose name cannot be determined as of the signing of this public instrument, so that the committed sellers expressly asked the committed buyers to extend the term for the execution of the Instrument containing the purchase and sale of the shares of Marines C.A. and Recorcholis S.A., although they came to comply with the provisions of the shares purchase and sale agreement signed on the eleventh day of December two thousand two, and to sign the final purchase and sale instrument, so that they execute this addendum, whose purpose is indicated in the following clause. THREE: PURPOSE.- With these recitals, the COMMITTED SELLERS and the COMMITTED BUYERS freely and voluntarily agree to modify the shares purchase and sale agreement signed on the eleventh day of December two thousand two, in the following terms: A) The extend the term referred to in clause five of the agreement, for the execution of the Final Purchase and Sale Instrument of the Shares of Marines C.A. and Recorcholis S.A., which may take place by the twenty-eighth day of February two thousand three. B) They amend clause six of the contract, section a) in the sense that the committed sellers will have to pay an indemnity to the committed buyers in the event of failure to execute the final purchase and sale instrument of the Shares of Marines C.A. and Recorcholis S.A., by the twenty-eighth day of February two thousand three, in the amount of US$ 600,000.00 (six hundred thousand U.S. dollars), including the US$ 100,000.00 which the committed buyers delivered when signing the shares purchase and sale agreement signed on the eleventh day of December two thousand two, and extend to four months the term for the committed buyers to withdraw the shrimp from the pools and be able to sell the harvested product found in warehouses if the execution of the final purchase and sale does not take place by the twenty-eighth day of February two thousand three, and the term is extended for up to fifteen days after signing the final purchase and sale agreement for the shares, so that the committed buyers may enjoy the benefit of the discount of US$400,000.00

(FOUR HUNDRED THOUSAND U.S. DOLLARS) from the total selling price for prompt payment. FOUR: REPRESENTATION.- BALTEK CORPORATION, represented by Engineer Jose Alberto Sandoval Munoz, duly authorized by the Vice President of Operations for Latin America of said company, Mr. Antonio Luis Diaz, the company MADERAS SECAS S.A., MASECA, represented by its General Manager engineer JOSE ALBERTO SANDOVAL MUNOZ, and BALMANTA S.A., represented by its SECOND MANAGER engineer CARLOS AUGUSTO NARANJO LINDAO; and RECORCHOLIS S.A., represented by its General Manager, engineer JOSE SANDOVAL MUNOZ, expressly, freely, and voluntarily declare: A) That the execution of the shares purchase and sale promise signed on the eleventh day of December two thousand two is duly authorized by the shareholders of the committed sellers, pursuant to the minutes of the general meeting found in the files of each of the companies; b) That the shares held by each of them in the stock package of Marines S.A. will be transferred due to operating issues of the companies to a foreign company whose corporate name is unknown on this date. B) That the negotiation of the sale of the shares to this third-party company will include the obligation of such company to sell and/or assign the shares of Marines C.A. and Recorcholis S.A. to Mr. RECHER HERNAN VIVANCO CORDOVA AND LUZ AMINTA SIERRA SIERRA DE VIVANCO, and comply with the terms and conditions found in the public instrument of the shares purchase and sale promise signed on the eleventh day of December two thousand two and in this public instrument, C) That the signing date of the final instrument of shares purchase and sale of the shares of Marines C.A. and Recorcholis S.A. by the new company will be by the twenty-eighth day of February two thousand three. D) That, should the new company fail to respect the terms and conditions contained in the shares purchase and sale promise signed on the eleventh day of December two thousand two or those found in this instrument, or should it fail to sign the final instrument of purchase and sale by the twenty-eighth day of February two thousand three, they will pay an indemnity to the committed buyers in the amount of US$ 500,000.00 (FIVE HUNDRED THOUSAND U.S. DOLLARS), and will refund the US$ 100,000.00 (ONE HUNDRED THOUSAND U.S. DOLLARS) delivered as down payment when signing the purchase and sale promise, whereby the committed buyers may claim payment of said amount from either one of them or from all of them together. Furthermore, they pledge to extend the term to four months from the default of the committed sellers, for the committed buyers to be able to withdraw the shrimp from the pools and sell the harvested product found in warehouses. In the event of default on the signing of the purchase and sale by the committed buyers, the indemnity referred to in the Purchase and Sale Promise Instrument under this addendum shall apply. E) That they will deliver to the committed buyers all the legal and corporate documentation supporting the sale to the third-party company, understood, without limitation thereto, as: General Shareholders Meeting of each of the selling companies, except for Baltek Corporation, expressly authorizing the sale to the third-party company, valid appointments, communications addressed to the legal representative of Marines C.A., signed by the transferror and the transferee, duly authorized for this purpose, communications addressed to the legal representative of Marines C.A. showing the transfer carried out, notation in the book of shares and shareholders, certificates of the shares transferred, etc. F) That they are aware of the extension of the term for the execution of the final instrument of purchase and sale of the shares of Marines C.A. and Recorcholis S.A. and the amendment of the agreement of promise of purchase and sale of shares contained in this instrument arises from an express request of the committed sellers, since they know that the committed buyers were willing to sign today the final purchase and sale instrument, whereby they have no claim against the latter in this respect. In turn, the committed buyers declare that, being able to execute today the final purchase and sale instrument of the shares of Marines C.A. and Recorcholis S.A. in their favor, under the terms and conditions of the purchase and sale promise instrument executed on the eleventh day of December two thousand two, they agree to extend the execution term of the final instrument and amend the terms of the purchase and sale promise instrument according to the content of the following instrument, provided the committed sellers assure that the new company will comply with the sale of the shares of Marines C.A. and Recorcholis S.A. and with the content of this instrument and of the purchase and sale promise instrument executed on the eleventh day of December two thousand two.

Furthermore, the committed buyers declare that they know and accept that, after the third-party foreign company whose name cannot be determined at this time transfers the shares of Marines C.A. and Recorcholis S.A. to Recher Hernan Vivanco Cordova and Luz Sierra Sierra de Vivanco, the committed sellers will cease being bound by the representations, obligations and rights stated for them pursuant to this instrument and that executed on the eleventh day of December two thousand two before notary number thirty of the canton of Guayaquil, and as of that time, the third-party foreign company will take upon itself and expressly assume all and each of the representations made by the committed sellers in this instrument and in that executed on the eleventh day of December two thousand two before notary number thirty of the canton of Guayaquil. In all other parts, the parties confirmed all and every one of the terms of the shares purchase and sale promise signed on the eleventh day of December two thousand two before Notary Thirty of Guayaquil, Dr. Piero Aycart Vincenzini, of which this addendum will be an integral part. FIVE: JURISDICTION.- The contracting parties declare that any dispute arising from the interpretation and performance of this expanding and amending addendum will be judged and resolved by any of the Civil Judges of Guayaquil by summary oral proceedings. Mr. Notary, please include the backup documents and add the necessary style clauses for the full efficacy and validity of this contract. Signature) Attorney Jacob Cueva Gonzalez. License Number Nine Thousand Seven Hundred Fifty-Six of the Bar Association of Guayas. HERE ENDS THE DRAFT WHICH IS ELEVATED TO PUBLIC INSTRUMENT AND WHOSE TEXT IS CONFIRMED BY THE PARTIES. All the backup documents delivered to me are enclosed with this public instrument. The parties presented to me their identification documents, such as citizen or identity cards and voters' certificates, as the case may be. After this instrument was read from beginning to end by me, the Notary, aloud to the parties, they approved it and signed with me in this act. I certify.

[signature]
DR. RECHER VIVANCO CORDOVA
C.C.No. 110182983-4
V.C. No. 2540129

[signature]

MRS. LUZ SIERRA DE VIVANCO

N.I.C. No. 070325616-4



For MADERAS SECAS C.A., MASECA

[signature]

ENG. JOSE ALBERTO SANDOVAL MUNOZ

C.C.No. 0902308816

V.C. No. 411199

R.U.C. No. 0990136378001

For BALMANTA S.A.

[signature]

ENG. CARLOS NARANJO LINDAO

C.C.No. 0903523843

V.C. No. 74-0053

R.U.C. No. 0990141835001


For BALTEK CORPORATION

[signature]

ENG. JOSE ALBERTO SANDOVAL MUNOZ

C.C.No. 0902308816

V.C. No. 411199

For MARINES C.A.

[signature]

ENG. JOSE ALBERTO SANDOVAL MUNOZ

C.C.No. 0902308816

V.C. No. 411199

R.U.C. No. 0990552401001